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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
NTN Communications, Inc.:

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

                                       /s/ KPMG LLP

San Diego, California
March 21, 2000